UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 21, 2005

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 South Main Street, Mansfield, PA		16933
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(570) 662-2121

N/A
(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 21, 2005, Randall E. Black, Chief Executive Officer and President of First Citizens National Bank (the “Bank”) announced that the Bank intends to open a branch office in Wellsville, New York, subject to regulatory approval.

A press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Dated:	September 22, 2005	By:	/s/ Mickey L. Jones
Mickey L. Jones Chief Financial Officer